SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2023

J&J SNACK FOODS CORP.

(Exact name of registrant as specified in its charter)

New Jersey	000-14616	22-1935537
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of Organization)	File Number)	Identification No.)

6000 Central Highway, Pennsauken, New Jersey 08109
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (856) 665-9533

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, no par value	JJSF	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

J & J Snack Foods Corp. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on February 14, 2023. At the Annual Meeting, the Company’s shareholders, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the Company’s 2022 Long-Term Incentive Plan (the “2022 Plan”). A total of 400,000 shares of the Company’s common stock are reserved for issuance to employees, consultants or directors of the Company and its subsidiaries under the 2022 Plan.

A summary of the material features of the 2022 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on January 3, 2023 (the “Proxy Statement”). That summary and the foregoing description are qualified in their entirety by reference to the text of the 2022 Plan, a copy of which is incorporated by reference as Exhibit 10.1 hereto.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting on February 14, 2023. There were present at the meeting, either in person or by proxy, holders of 18,662,060 shares of common stock. The results of voting at the Annual Meeting are as follows:

Proposal 1	Votes For	Withheld	Broker Non-Votes
Election of Sidney R. Brown as Director	13,559,651	3,793,477	1,308,932
Election of Roy C. Jackson as Director	17,225,488	127,640	1,308,932

Proposal 2	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Approval of the J & J Snack Foods Corp. 2022 Long-Term Incentive Plan	17,052,651	297,011	3,466	1,308,932

Proposal 3	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending September 30, 2023	18,254,021	401,389	6,650	0

Proposal 4	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory vote on the approval of compensation of the Company’s named executive officers	16,848,951	495,732	8,445	1,308,932

Proposal 5	One Year*	Two Years	Three Years	Votes Abstained	Broker Non-Votes
Advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers	17,093,098	8,174	247,778	4,078	1,308,932

* In accordance with the Board’s recommendation set forth in the Company’s Proxy Statement, and consistent with the stated preference of the majority of the Company’s shareholders, the Board has determined that future advisory shareholder votes on executive compensation will be conducted on an annual basis, until the next advisory vote on frequency is held.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	J & J Snack Foods Corp. 2022 Long-Term Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J&J SNACK FOODS CORP.

Date: February 14, 2023	By:	/s/ Ken A. Plunk
Ken A. Plunk
Senior Vice President and Chief Financial Officer